UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 29, 2019

TRITON INTERNATIONAL LIMITED
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Bermuda	001-37827	98-1276572
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Victoria Place, 5th Floor, 31 Victoria Street Hamilton HM 10, Bermuda
(Address of Principal Executive Offices, including Zip Code)

Telephone: (441) 294-8033
(Registrant's Telephone Number, Including Area Code)

Canon's Court, 22 Victoria Street, Hamilton HM12, Bermuda
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common shares, $0.01 par value per share	TRTN	New York Stock Exchange
8.50% Series A Cumulative Redeemable Perpetual Preference Shares	TRTNpA	New York Stock Exchange
8.00% Series B Cumulative Redeemable Perpetual Preference Shares	TRTNpB	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02. Termination of a Material Definitive Agreement
On October 29, 2019, Triton International Limited (the “Company”) entered into a termination agreement (the "Termination Agreement") providing for the termination of the Sponsor Shareholders Agreement (Warburg Pincus), dated as of November 9, 2015, as amended on July 11, 2016 (the "Sponsor Shareholders’ Agreement"), by and between the Company and Bharti Global Limited (the "Sponsor Shareholder"). A summary of the material provisions of the Sponsor Shareholders’ Agreement was previously reported in the Current Report on Form 8-K filed by the Company with the U.S. Securities and Exchange Commission on July 14, 2016, and such disclosure is incorporated by reference herein. The Termination Agreement provides for the termination of the Sponsor Shareholders’ Agreement and all of the rights and obligations of the parties thereto, other than certain non-solicitation, non-competition, confidentiality and miscellaneous provisions which survive the Sponsor Shareholders’ Agreement in accordance with their terms. The Sponsor Shareholders’ Agreement and all of the rights and obligations of certain affiliates of Warburg Pincus LLC party thereto, other than certain non-solicitation, non-competition, confidentiality and miscellaneous provisions, terminated in accordance with their terms as to those certain affiliates of Warburg Pincus LLC on March 19, 2019 in connection with the sale of all common shares of the Company held by such affiliates. The foregoing description of the Termination Agreement is only a summary, does not purport to be complete, and is qualified in its entirety by reference to the Termination Agreement filed as Exhibit 10.1 hereto, which is incorporated by reference herein in its entirety.

Item 9.01. Financial Statements and Exhibits.

(d)   Exhibits

Exhibit No.	Description of Exhibit
10.1	Termination Agreement, dated October 29, 2019, by and between Triton International Limited and Bharti Global Limited

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Triton International Limited

Date: October 29, 2019	By:	/s/ John Burns
	Name:	John Burns
	Title:	Chief Financial Officer